Nuveen Winslow Large-Cap Growth ESG Fund (formerly Nuveen Winslow Large-Cap Growth Fund)	Ticker Class A–NWCAX Class C–NWCCX Class R3–NWCRX Class R6–NWCFX Class I–NVLIX	27 November 2020

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated November 27, 2020, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Summary Prospectus

Nuveen Winslow Large-Cap Growth ESG Fund
(formerly Nuveen Winslow Large-Cap Growth Fund)

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 24 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-58 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class R6	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class R6	Class I
Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.27%	0.27%	0.27%	0.06%	0.27%
Total Annual Fund Operating Expenses	1.20%	1.95%	1.45%	0.74%	0.95%
Fee Waivers and/or Expense Reimbursements[3]	(0.22)%	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	1.73%	1.23%	0.52%	0.73%

1  The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3 The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% through July 31, 2022 or 1.25% after July 31, 2022 of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class R6	Class I
1 Year	$669	$176	$125	$53	$75
3 Years	$899	$576	$422	$199	$266
5 Years	$1,163	$1,018	$757	$375	$489
10 Years	$1,915	$2,245	$1,703	$883	$1,132

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s sub-adviser employs a fundamental, bottom-up investment process that centers on identifying growth companies which exhibit some or all of the following characteristics:

• in an industry with growth potential;

• leads or gains market share;

• has identifiable and sustainable competitive advantages;

• is managed by a team that can perpetuate the company’s competitive advantages;

• high, and preferably rising, return on invested capital;

• demonstrates sustainable Environmental, Social and Governance (ESG) characteristics;

• deploys excess cash flow to enhance shareholder returns; and

• demonstrates sound corporate governance.

In order to identify investment candidates for the Fund, the sub-adviser begins by quantitatively screening companies in the Russell 1000® Index with market capitalizations typically exceeding $4 billion, complemented with suitable companies that are not in the Index. The screening process evaluates financial performance and non-financial ESG performance factors. The companies that pass this screen are then qualitatively assessed in the context of their respective industry.

As part of its qualitative assessment, the sub-adviser evaluates each company’s non-financial performance among certain ESG factors. The sub-adviser then determines which ESG factors may be material to a company’s future financial performance. This involves an evaluation of how the company integrates particular ESG risks and opportunities into its corporate strategy through, for example, improving governance practices, aligning management team incentives, and increasing transparency into its ESG practices. A potential investment candidate for the Fund will generally exhibit sustainable practices, as determined by the sub-adviser, across the following ESG factors:

• Environmental - impact on or from climate change, natural resource use and waste management practices;

• Social - human capital management, product safety, supply chain management; and

• Governance - corporate governance, business ethics and advocacy for governmental policy.

The ESG factor evaluation involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate a company from being an eligible portfolio investment. When ESG concerns exist, the sub-adviser gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The sub-adviser may engage with companies to encourage them to improve their ESG practices. The sub-adviser’s activities in this respect may include, but are not limited to, direct dialogue with company management, electronic communications and letters. The Fund may invest in companies whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of sub-adviser’s engagement efforts or through the company’s own initiatives.

ESG factors are evaluated by the sub-adviser based on data provided by independent ESG research vendors, and the sub-adviser favors companies with leadership in ESG factor performance relative to their peers. As the final step in the investment process, the sub-adviser determines which companies with potential for above-average future earnings growth fit its portfolio construction parameters in light of the companies’ valuations and relative ESG factor performance.

The Fund will not invest in companies that the sub-adviser determines are involved in the following activities:

• manufacturing of nuclear weapons, cluster munitions, land mines, incendiary devices, biological or chemical weapons, or depleted uranium munitions;

• civilian firearms manufacturing;

• tobacco products manufacturing; or

• thermal coal mining or production if it accounts for more than 30% of a company’s gross revenues.

The sub-adviser’s sell discipline utilizes the same fundamental research process in order to control risk and protect capital. Under normal market conditions, the sub-adviser employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, the issuer’s ESG factor performance declines, or the position exceeds limits set by the sub-adviser.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund's portfolio.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

ESG Strategy Risk—Because the Fund’s ESG investment strategy may exclude securities of certain issuers for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not use an ESG investment strategy. This may cause the Fund to underperform the stock market as a whole or other funds that do not use an ESG investment strategy. In addition, there is a risk that the companies identified by the Fund’s ESG investment strategy do not operate as expected when addressing ESG issues or exhibit positive ESG characteristics.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse conditions affecting that country or region.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Information Technology Sector Risk—The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Large-Cap Company Risk—Because it invests primarily in securities of large-capitalization companies, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to February 3, 2020 reflects the Fund’s performance using investment strategies that differed from those currently in place. In view of these changes, the Fund’s performance record prior to this date might be less pertinent for investors considering whether to purchase shares of the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

* Class A year-to-date total return as of September 30, 2020 was 25.59%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2019, the Fund’s highest and lowest quarterly returns were 17.30%
and -16.05%, respectively, for the quarters ended March 31, 2019 and December 31, 2018.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2019
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	5/15/09	25.44%	12.26%	13.23%	N/A
Class A (return after taxes on distributions)		22.95%	8.52%	10.93%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		16.80%	8.84%	10.44%	N/A
Class C (return before taxes)	5/15/09	32.08%	12.74%	13.05%	N/A
Class R3 (return before taxes)	5/15/09	32.75%	13.31%	13.62%	N/A
Class R6 (return before taxes)	3/25/13	33.66%	14.07%	N/A	15.92%
Class I (return before taxes)	5/15/09	33.43%	13.88%	14.19%	N/A
Russell 1000® Growth Index[1]
(reflects no deduction for fees, expenses or taxes)		36.39%	14.63%	15.22%	16.20%
Lipper Large-Cap Growth Funds Category Average[2]
(reflects no deduction for taxes or sales loads)		33.31%	13.04%	13.72%	14.96%

[1]	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
[2]	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Winslow Capital Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Justin H. Kelly, CFA	Chief Executive Officer, Chief Investment Officer and Portfolio Manager	May 2009
Patrick M. Burton, CFA	Senior Managing Director and Portfolio Manager	March 2013
Stephan C. Petersen	Managing Director and Portfolio Manager	February 2020

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/
Roth IRA accounts.

• $2,000 for Coverdell
Education Savings
Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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